DATED 1ST DAY OF JANUARY 2018

BETWEEN

AGEL ENTERPRISES INTERNATIONAL SDN. BHD.
(710694-H)

AND

TOGL TECHNOLOGY SDN. BHD.
(1248393-W)

GENERAL SERVICE AGREEMENT

GENERAL SERVICE AGREEMENT

THIS AGREEMENT is made the **1ST** day of **JANUARY** 2018

BETWEEN

AGEL ENTERPRISES INTERNATIONAL SDN. BHD. (Company No: 710694-H) is a company incorporated in Malaysia having its registered office at **B-1-15, Block B, 8th Avenue, Jalan Sungai Jernih 8/1, Section 8, 46050 Petaling Jaya, Selangor, MALAYSIA**. (hereinafter referred to as "**AEISB**") of the one part;

AND

TOGL TECHNOLOGY SDN. BHD. (Company No: 1248393-W) a private limited company incorporated in Malaysia and having its registered office at **Suite 30-01, Level 30, Menara Standard Chartered, No. 30, Jalan Sultan Ismail, 50250 Kuala Lumpur, Wilayah Persekutuan, MALAYSIA.** hereinafter referred to as "**TOGL**" of the other part.

(**AEISB** and the **TOGL** hereinafter collectively referred to as "the Parties".)

WHEREAS :-

(i) **AEISB** is of the opinion that **TOGL** has the necessary qualifications, experience and abilities to provide services to the **AEISB**;

(ii) TOGL is agreeable to providing such services to **AEISB** on the terms and conditions set out in this Agreement

(iii) **AEISB** has agreed to appoint **TOGL** as service provider.

(iv) **AEISB** and **TOGL** agreed to enter into an agreement for the benefit of both Parties.

(v) Pursuant to the recitals herein, the Parties hereto agree to enter into this Agreement to regulate their relationship with each other and their rights and obligation vis- á- vis their respective roles in the cooperation upon the terms and conditions herein contained.

NOW THIS AGREEMENT WITNESSETH as follows:-

1. **LIST OF SERVICES:**

1.1 AEISB hereby agrees to engage **TOGL** to provide **AEISB** with services (the "Services") consisting of:

a. Information technology ("IT") services, IT system maintenance, providing solutions to any problems related to IT work, database management.
b. Graphic design service, provide design services according to **AEISB**'s needs. i.e. designing banner, brochure
c. Management consultation service and operational work services.
d. Account services, **TOGL** will help the **AEISB** with bookkeeping work, payments, salary calculation, and preparation of financial reporting as well as communicating with auditors.
e. The Services will also include any other tasks which the Parties may agree on. **TOGL** hereby agrees to provide such Services to **AEISB**.

2. **TERM OF AGREEMENT**

a. The term of this Agreement (the "Term") will be effective on the date of this Agreement and will remain in full force until **31st March 2018**.
b. The agreement may be terminated at any time by mutual consent of the Parties, in written form and signed by both Parties.
c. Except as otherwise provided in this Agreement, the obligations of the Service Provider will end upon the termination of this Agreement

3. **CONSIDERATION**

3.1 For the services rendered by the **TOGL** as required by this Agreement, **AEISB** shall pay **TOGL** as follows:

a. As consideration for services provided by **TOGL**, **TOGL** shall entitle for a fee at flat rate of 10% from the **AEISB**'s monthly gross- income derives from the services provided by **TOGL**. Evidences of income must be provided, i.e. payment slips, bank statements and invoices.

b. The consideration will be payable on agreed date on a monthly basis.

3.2 For the purpose of calculation of the consideration/ fee, **AEISB** shall provide relevant documents/ statement/ payment slip/ audited account/ ledgers to **TOGL**.

4. **TAXES**

The Parties are on their own responsibility to settle any taxes, fee, levies, liens and encumbrances arising from this Cooperation Agreement.

5. **BREACH**

5.1. If the any of the Parties breaches any of its contractual obligations under this Agreement and fails to remedy that breach promptly and in any event within 14 days of being requested in writing by the effected party to remedy the breach then the effected party may by written notice to the other party terminate this Agreement.

5.2. Upon termination of this Agreement, the effected party will be entitled, not withstanding such termination, to claim as a debt owing any amount due to the effected party on termination and claim damages in respect of any loss sustained by the affected party including loss of profits resulting from the breach.

6. **PAYMENT OF COSTS**

All costs and expenses incidental in the preparation and execution of this Agreement inclusive of the stamp duty shall be borne solely by the Parties.

7. **TIME TO BE OF THE ESSENCE**

Time wherever mentioned shall be deemed to be of the essence of this Agreement.

8. **NOTICE**

Any notice required to be given under any of the provisions of this Agreement shall be in writing signed by or on behalf of **AEISB** or **TOGL** (as the case may be) and shall be deemed to have been sufficiently served on the respective solicitors and the other party if it is left at the usual or last known address or at the usual or last known place of business of the other party or sent by registered post to any of the aforesaid addresses and in the last mentioned case service shall be deemed to have been effected when such registered letter would in the ordinary course of post be delivered.

9. **BINDING EFFECT OF AGREEMENT**

This Agreement shall be binding upon the heir personal representatives' successor in title and permitted assigns of **AEISB** and **TOGL**.

10. **VARIATION**

It is hereby expressly agreed and declared by the parties hereto that notwithstanding any of the provisions of this Agreement to the contrary, the provisions and terms of this Agreement may at any time and from time to time be varied or amended by mutual consent of the parties hereto in writing by means of mutual exchange of letters or such other means as the parties may agree upon from time to time and thereupon such amendments and variations shall be deemed to become effective and the relevant provisions of this Agreement shall be deemed to have been amended or varied accordingly and shall be read and construed as if such amendments and variations have been incorporated in and had formed part of this Agreement at the time of execution hereof.

11. **KNOWLEDGE/ACQUIESCENCE**

Knowledge or acquiescence by either party hereto or in any breach of any of the conditions or covenants herein contained shall not operate as or be deemed to be waiver of such conditions or covenants or any of them and notwithstanding such knowledge or acquiescence each party hereto shall be entitled to exercise their respective rights under this Agreement and to require strict performance by the other of the terms and conditions herein.

12. **TERMINATION**

This agreement may be terminated at any time by mutual consent of the Parties, provided that such consent to terminate is in writing and is signed by each of the Parties.

The parties shall have the rights to terminate this Agreement upon any event of default by giving **14 days notice** to the other party to rectify the same failure which the other party shall terminate the contract and claim damages and or specific performance whichever is relevant.

13. **CONFIDENTIALITY**

Confidential Information (the "Confidential Information") refers to any data or information generated in the process **TOGL** as service provider carrying out the Services. The Parties agree that not to disclose, divulge, reveal, report or use, for unauthorised third party/person, including but not limited to, accounting records, business processes.

14. **CAPACITY/INDEPENDENT CONTRACTOR**

In providing the Services under this Agreement it is expressly agreed that **TOGL** is acting as an independent contractor and not as an employee. **TOGL** and **AEISB** acknowledge that this Agreement does not create a partnership or joint venture between them and is exclusively a contract for service.

15. **GOVERNING LAW**

This Agreement in all respects shall be constructed and interpreted in compliance with the laws of Malaysia.

16. **DISPUTES**

Any disputes or difference arising between the parties or out of this Agreement shall be settled amicably between the parties failing which any party shall bring the matter to the court in Malaysia and in accordance with the law in Malaysia.

17. **SEVERABILITY**

If any provision of this Agreement or part thereof is rendered void, illegal or unenforceable by any legislation to which it is subject, it shall be rendered void, illegal or unenforceable to that extent and no further.

18. **MODIFICATION**

No modification, variation, amendment, future representation, promise or agreement in connection with the subject matter of this Agreement shall be valid unless made in writing and signed by the parties hereto.

19. **FORCE MAJEURE**

Neither party shall be liable in any respect for failure or delay in the fulfilment or performance of this Agreement, or any sales or orders taken hereunder, if prevented or hindered, directly or indirectly, by war, conditions of war, inadequate transportation facilities, fire, flood, cyclone, or other agency, or strikes, or inability to obtain product (s), or government interference, embargoes, or any cause beyond its reasonable control

****

IN WITNESS WHEREOF the parties hereto have hereunto set their hands the day and year first above written.

SIGNED by)
the abovenamed **AEISB**)
in the presence of :-)

....)
Witness name: TAO BEE KHEE)
NRIC : 840209-04-5384)

Agel Enterprises International Sdn. Bhd.
(Co. No. 710694-H)(AJL 931635)

Khairul

.... X
Name:
NRIC:

Suhaimi

.... X
Name:
NRIC:

SIGNED by)
the abovenamed **TOGL**)
in the presence of :-)

....)
Witness name: YAN YEE LING)
NRIC : 900202-01-5360)

TOGL TECHNOLOGY SDN. BHD.
(1248393-W)

....
Name: LIEW CHOON FOOK
NRIC: 520502105531

....
Name:
NRIC: